                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                        Universal Forest Products, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

UNIVERSAL FOREST PRODUCTS, INC.
NOTICE OF ANNUAL MEETING

UNIVERSAL FOREST PRODUCTS, INC. 2801 East Beltline NE  Grand Rapids, MI 49525

March 21, 2000

The Annual Meeting of Shareholders of Universal Forest Products, Inc. will be held in the Continental Ballroom at the Amway Grand Plaza Hotel, 187 Monroe NW, Grand Rapids, Michigan, on Wednesday, April 19, 2000, at 8:30 a.m. local time (registration begins at 8:00 a.m.) for the following purposes:

(1) Election of two directors for three-year terms expiring in 2003.

(2) The transaction of such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 1, 2000, are entitled to notice of, and to vote at the meeting.

To vote by telephone, shareholders of record (shareholders who possess a certificate representing their shares) may call toll free on a touch-tone telephone 1-800-PROXIES (1-800-776-9437), enter the control number located on the proxy card and follow the recorded instructions. To vote by Internet, go to the site http://www.voteproxy.com, enter the control number located on the proxy card and follow the instructions provided.

If your shares are held through a bank or a broker (referred to as "street name"), you may also be eligible to vote your shares electronically. Simply follow the instructions on your voting form, using either the toll free telephone number or the Internet address that is listed.

A copy of the Annual Report to Shareholders for the year ended December 25, 1999, is being mailed to you concurrently with this Notice.

By Order of the Board of Directors

Matthew J. Missad, Secretary

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING,
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

ANNUAL MEETING OF SHAREHOLDERS

UNIVERSAL FOREST PRODUCTS, INC. 2801 East Beltline NE  Grand Rapids, Michigan
49525

March 21, 2000

PROXY STATEMENT

SOLICITATION OF PROXIES. This Proxy Statement and the enclosed Proxy are being furnished to holders of Common Stock, no par value, of Universal Forest Products, Inc. (the "Company"). The Board of Directors is soliciting proxies for use at the Annual Meeting of Shareholders to be held on April 19, 2000, and at any adjournment of that meeting. The annual meeting will be held in the Continental Ballroom of the Amway Grand Plaza Hotel, 187 Monroe NW, Grand Rapids, Michigan, at 8:30 a.m. local time. Registration for the meeting begins at 8:00 a.m.

If the enclosed Proxy is properly executed and returned to the Company, the shares represented by the Proxy will be voted at the annual meeting and at any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all nominees named in the Proxy Statement and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. A Proxy may be revoked at any time before it is exercised, by written notice delivered to the Secretary of the Company, by executing a subsequent Proxy, or by attending the annual meeting and voting in person.

The cost of the solicitation of Proxies will be paid by the Company. In addition to the use of the mails, Proxies may be solicited personally, by telephone, by facsimile or by electronic mail by regular employees of the Company who will not receive additional compensation. The Company does not intend to pay any compensation for the solicitation of Proxies, except that brokers, nominees, custodians and other fiduciaries will be reimbursed by the Company for their expenses in connection with sending proxy materials to beneficial owners and obtaining their Proxies.

VOTING SECURITIES. Holders of record of Common Stock at the close of business on March 1, 2000, will be entitled to vote at the annual meeting. As of March 1, 2000, there were 20,127,181 shares of Common Stock outstanding. A shareholder is entitled to one vote for each share of Common Stock registered in the shareholder's name at the close of business on March 1, 2000. Votes cast at the meeting or submitted by Proxy will be counted by inspectors of the meeting who will be appointed by the Company.

                             ELECTION OF DIRECTORS

The Company's Articles of Incorporation provide that the Board of Directors, which consists of seven members unless otherwise specified by 2/3 of the Board, shall be divided into three classes, as equal in number as possible, with the classes to hold office for staggered terms of three years each. At the recommendation of the Nominating Committee, the Board of Directors has nominated incumbent directors John W. Garside and Peter F. Secchia for re-election as directors for three-year terms expiring at the 2003 annual meeting.

      2

Richard M. DeVos is retiring from the Board following the April 19, 2000 Board Meeting. The Company would like to thank Mr. DeVos for the wisdom and insight he provided to the Company during his term on the Board.

The persons named as proxy holders in the accompanying Proxy will vote for the above-named nominees, unless the shareholder directs them differently on the proxy card. If a nominee is not available for election as a director at the time of the annual meeting (a situation which is not now anticipated), the Board of Directors may designate a substitute nominee, and the accompanying Proxy will be voted for the substituted nominee.

A vote of the shareholders holding a plurality of the shares present in person or represented by proxy is required to elect directors. The two individuals who receive the greatest number of votes cast at the meeting will be elected as directors. For purposes of counting votes on the election of directors, abstentions, broker non-votes, and shares otherwise withheld from voting will not be counted as shares cast at the meeting, and will not have an affect on the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH PERSON NOMINATED BY THE BOARD.

The following table provides certain biographical information for each person who is nominated for election as a director at the annual meeting and for each person who is continuing as an incumbent director.
 ..............................................................................

      NAMES, (AGES), POSITIONS AND BACKGROUNDS OF
                 DIRECTORS AND NOMINEES                            SERVICE AS A DIRECTOR
      -------------------------------------------                  ---------------------
Nominees for Terms Expiring in 2003
PETER F. SECCHIA (62) joined the Company in 1962, and         Director since 1967.
has been the Chairman of the Board since January of           Chairman of Nominating
1993. From 1971 until 1989, Mr. Secchia was the               Committee.
President, Chief Executive Officer, and Chairman of the
Company. From 1989 until January of 1993, Mr. Secchia
served as U.S. Ambassador to Italy. Mr. Secchia also
serves as a director of Old Kent Financial Corporation,
and on the board of John Cabot University of Rome.
JOHN W. GARSIDE (60) is the President and Treasurer of        Director since 1993.
Woodruff Coal Company of Kalamazoo, Michigan. Mr.             Chairman of Personnel and
Garside also serves as a Commissioner for the Michigan        Compensation Committee.
Department of Transportation, and as a director and
member of the compensation committee of PRAB, Inc.

      NAMES, (AGES), POSITIONS AND BACKGROUNDS OF
                 DIRECTORS AND NOMINEES                            SERVICE AS A DIRECTOR
      -------------------------------------------                  ---------------------
Incumbent Directors -- Terms Expiring in 2001
WILLIAM G. CURRIE (52) is the Chief Executive Officer         Director since 1978.
and Vice Chairman of the Board of the Company. He joined
the Company in 1971, serving as a Salesman, General
Manager, Vice President, and Executive Vice President
from 1971 to 1983. From 1983 to 1990, Mr. Currie was
President of Universal Forest Products, Inc. Since 1989
he has been the Chief Executive Officer of the Company,
and on January 1, 2000, also became Vice Chairman of the
Board.
PHILIP M. NOVELL (62) is a consultant with the Compass        Director since 1993.
Group of Birmingham, Michigan. Mr. Novell retired as          Member of Audit Committee.
General Sales Manager for the Ford Division of Ford
Motor Company on December 31, 1998, with whom he had
been affiliated since 1961. Mr. Novell is also a member
of the Michigan Exposition and Fairgrounds Advisory
Council.
Incumbent Directors -- Terms Expiring in 2002
LOUIS A. SMITH (60) is President of the law firm of           Director since 1993.
Smith and Johnson, Attorneys, P.C., of Traverse City,         Chairman of Audit Committee.
Michigan. Mr. Smith also serves as a director of Empire
National Bank, is a Trustee for the Interlochen Center
for the Arts and serves as a member of the Advisory
Council to the University of Notre Dame Law School.
JOHN C. CANEPA (69) is a Consulting Principal for Crowe       Director since 1996.
Chizek and Company, LLP, of Grand Rapids, Michigan. Mr.       Member of Personnel and
Canepa retired as Chairman of the Board of Old Kent           Compensation Committee.
Financial Corporation on November 1, 1995, with whom he
had been affiliated since its formation in 1972. Mr.
Canepa also serves on the board of Foremost Corporation
of America.
CARROLL M. SHOFFNER (67) is the Chairman of Shoffner          Director since 1998.
Industries, L.L.C. of Burlington, North Carolina, which
he began in 1964. Mr. Shoffner also serves on the board
of Mid Carolina Bank of Burlington.

 ................................................................................

The Board of Directors has appointed an Audit Committee. The Audit Committee recommends the selection of independent accountants; approves the nature and scope of services to be performed by the independent accountants and reviews the range of fees for such services; confers with the independent accountants and reviews the results of the annual audit; reviews with the independent accountants the Company's internal auditing, accounting and financial

      4

controls; and reviews policies and practices regarding compliance with laws and conflicts of interest. During 1999, the Audit Committee held two formal meetings.

The Board of Directors has a Nominating Committee that is responsible for recommending to the Board suitable candidates for nomination for positions on the Board of Directors and committees of the Board of Directors. During 1999, the Nominating Committee held one meeting. The Nominating Committee will consider nominees recommended by shareholders, provided that a recommendation is submitted in writing to the Chairman of the Nominating Committee at the address of the Company, on or before the 30th day preceding the date of the annual meeting, and includes a description of the proposed nominee, his or her consent to serve as a director and other information regarding the proposed nominee as would be required to be included in a proxy statement filed under the Securities Exchange Act.

The Board of Directors has a Personnel and Compensation Committee, consisting entirely of outside directors, that is responsible for reviewing and recommending to the Board of Directors the timing and amount of compensation for key employees, including salaries, bonuses and other benefits. The Personnel and Compensation Committee also is responsible for administering the Company's stock option and other equity-based incentive plans, recommending retainer and attendance fees for non-employee directors, reviewing compensation plans and awards as they relate to key employees and administering the Company's retirement plans. During 1999, the Personnel and Compensation Committee held one meeting.

During the Company's last fiscal year, there were four regular meetings of the Board of Directors, and the Board took action by unanimous written consent on two occasions. Each of the incumbent directors attended 75% or more of the aggregate number of meetings of the Board of Directors and meetings of committees on which they were eligible to attend.

COMPENSATION OF DIRECTORS. Directors who are also employees of the Company receive no annual retainer and are not compensated for attendance at Board or committee meetings. Directors who are not employees of the Company receive a $10,000.00 annual retainer fee, plus $500.00 for attendance at each regular and special meeting of the Board of Directors. In addition, each outside Director is granted 100 shares of stock for each Board meeting attended, up to a maximum of 400 shares per year. Directors receive no compensation for attendance at a committee meeting held on the day of a Board meeting. However, a Director does receive a $500.00 meeting fee for a committee meeting held on a day other than the day of a Board meeting.

Each Director who is not an employee of the Company may participate in the Director Retainer Stock Plan. The Director Retainer Stock Plan, approved by shareholders in April 1994, provides that each Director may elect to receive Company stock, on a deferred basis, in lieu of cash compensation for the Director's retainer and meeting fees.

Directors receive reimbursement of ordinary and necessary expenses to attend meetings. The Chairmen of the Audit, Personnel and Compensation, and Nominating Committees do not receive additional compensation for serving as a Chairman.

OWNERSHIP OF COMMON STOCK. The following table sets forth information as to each shareholder known to the Company to have been the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock as of March 1, 2000:

 ..............................................................................

                NAME AND ADDRESS OF                   AMOUNT AND NATURE OF           PERCENT
                  BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP(1)       OF CLASS(2)
                -------------------                  -----------------------       -----------
Peter F. Secchia                                                4,001,220(3)              19.7%
2801 East Beltline NE
Grand Rapids, MI 49525
Carroll M. Shoffner                                             2,570,250(4)              12.7%
5631 S. NC 62
Burlington, NC 27215
J.P. Morgan & Co. Incorporated                                  1,162,350(5)               5.7%
60 Wall Street
New York, NY 10260

------------------
(1) Except as otherwise indicated by footnote, each named person has sole voting and investment power with respect to the shares indicated.

(2) Shares outstanding for this calculation include 60,000 shares which are subject to options exercisable in 60 days, 18,320 shares which are subject to issuance under the Director Retainer Stock Plan, and 83,851 shares which are subject to issuance under a Deferred Compensation Plan.

(3) Includes 50,000 shares owned by Mr. Secchia's wife; 676,268 shares held by limited liability companies of which Mr. Secchia is a member; 1,493,439 shares held by a family limited partnership of which Mr. Secchia is a partner; and 100,000 shares held by a family foundation.

(4) Includes 600,000 shares held by a charitable remainder unitrust of which Mr. Shoffner and his spouse are lifetime beneficiaries.

(5) Based on form 13G filed by the named person, as of December 31, 1999. Includes 231,400 shares which the named person does not have the power to vote, but does have the power to dispose.
 ...............................................................................

SECURITIES OWNERSHIP OF MANAGEMENT. The table on the following page contains information with respect to ownership of the Company's Common Stock by all directors, nominees for election as director, executive officers named in the tables under the caption "Executive Compensation," and all executive officers and directors as a group. The information in this table was furnished by the Company's officers, directors and nominees for election of directors, and represents the Company's understanding of circumstances in existence as of March 1, 2000.

      6

 .............................................................................

                                                       AMOUNT AND NATURE OF           PERCENT
             NAME OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP(1)       OF CLASS(2)
             ------------------------                 -----------------------       -----------
Peter F. Secchia                                                 4,001,220(3)             19.7%
Carroll M. Shoffner                                              2,750,250(6)             12.7%
William G. Currie                                               768,942(4)(5)              3.8%
Michael B. Glenn                                                   380,152(4)              1.9%
Robert K. Hill                                                     255,829(4)              1.3%
James H. Ward                                                      190,521(4)                 *
Gary A. Wright                                                        130,000                 *
Richard M. DeVos                                                       25,400                 *
John W. Garside                                                        24,350                 *
Louis A. Smith                                                      20,996(7)                 *
John C. Canepa                                                      11,567(7)                 *
Philip M. Novell                                                     9,157(7)                 *
All directors and executive officers as a group
  (19 persons)                                             8,141,112(2)(4)(7)             40.1%

---------------
 *  Less than one percent (1%).

(1) Except as otherwise indicated by footnote, each named person has sole voting and investment power with respect to the shares indicated.

(2) Shares outstanding for this calculation include 60,000 shares which are subject to options exercisable in 60 days, 18,320 shares which are subject to issuance under the Director Retainer Stock Plan, and 83,851 shares which are subject to issuance under a Deferred Compensation Plan.

(3) Includes 50,000 shares owned by Mr. Secchia's wife; 676,268 shares held by limited liability companies of which Mr. Secchia is a member; 1,493,439 shares held by a family limited partnership of which Mr. Secchia is a partner; and 100,000 shares held by a family foundation.

(4) Twenty-two current and former employees of the Company, including Messrs. Currie, Ward, Glenn and Hill, along with other executive officers of the Company, are partners of a general partnership that owns 180,000 shares of the Company's Common Stock. The terms of this Partnership Agreement provide that Mr. Currie has the authority to vote all the shares held by the partnership. Each partner is deemed to have beneficial ownership of all the shares held by this partnership.

(5) Includes 16,444 shares held by a partnership of which Mr. Currie is a general partner. The Partnership Agreement provides that Mr. Currie has the authority to vote all of the shares held by the partnership. Each partner is deemed to have beneficial ownership of all the shares held by this partnership.

(6) Includes 600,000 shares held by a charitable remainder unitrust of which Mr. Shoffner and his spouse are lifetime beneficiaries.

(7) Includes shares obtained through the Company's Director Retainer Stock Plan for Mr. Smith, Mr. Novell, and Mr. Canepa who hold 7,796 shares, 7,157 shares, and 3,367 shares through such plan, respectively.
 ..............................................................................

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE. The following Summary Compensation Table shows certain information concerning the compensation for the Chief Executive Officer, the Chairman and each of the Company's four most highly compensated executive officers for fiscal 1999 (the "Named Executives"), and their compensation for 1998 and 1997:

 ..............................................................................

                                                              ANNUAL COMPENSATION         ALL OTHER
                PRINCIPAL POSITION                   YEAR   SALARY(1)       BONUS(2)   COMPENSATION(3)
                ------------------                   ----   ---------       --------   ---------------
Peter F. Secchia                                     1999   $300,000        $250,000            $8,734
Chairman of the Board                                1998    302,229        250,000              9,645
                                                     1997    326,333        350,000              9,288
William G. Currie                                    1999    397,229        768,000              8,734
Chief Executive Officer                              1998    366,333        637,000              9,645
and Vice Chairman of the Board                       1997    360,500        418,000              9,288
Michael B. Glenn                                     1999    245,770        507,000              8,734
President                                            1998    231,666        477,726              9,645
                                                     1997    194,333        474,871              9,288
James H. Ward                                        1999    245,770        495,000              8,734
President                                            1998    235,000        477,750              9,645
Universal Forest Products                            1997    201,791        239,251              9,288
Eastern Division
Robert K. Hill                                       1999    211,000        465,000(4)           8,734
President                                            1998    198,333        341,259              9,645
Universal Forest Products                            1997    178,958        254,927              9,288
Western Division
Gary A. Wright                                       1999    250,000        412,382(5)           4,800
President                                            1998    199,520(6)     342,597                -0-
Shoffner Industries, L.L.C.

------------------
(1) Includes amounts deferred by Named Executives, including amounts deferred under the Company's 401(k) Plan.

(2) Includes annual bonus payments under performance-based bonus plans tied to the Company's operating profit and return on investment, which covers substantially all salaried employees. The bonus amounts herein represent the amounts earned in each respective year, which are paid in the subsequent year.

(3) The amounts set forth in this column represent Company contributions to the Company's Profit Sharing and 401(k) Plan. Subject to certain age and service requirements, all employees of the Company and its subsidiaries are eligible to participate in the Plan. A subsidiary acquired during 1998 has a separate retirement plan.

(4) Includes amounts paid in 1999 as a result of Mr. Hill's relocation to Colorado.

(5) Includes production bonuses paid in 1999.

(6) As a result of the Company's merger with Shoffner Industries, Inc., Mr. Wright became an employee of the Company on March 30, 1998.
 .............................................................................

      8

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES. The following table sets forth information regarding the exercise of options in the last fiscal year by the Named Executives.

 ..............................................................................

                                                         NUMBER OF SECURITIES
                         SHARES                         UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                        ACQUIRED                              OPTIONS AT               IN-THE-MONEY OPTIONS
                           ON            VALUE           DECEMBER 25, 1999(#)       AT DECEMBER 25, 1999($)(2)
      EXECUTIVE       EXERCISE(#)    REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
      ---------       ------------   --------------   -----------   -------------   -----------   -------------
Peter F. Secchia         25,000         $403,250           0           37,500           $0          $ 323,437
William G. Currie        50,000          806,500           0           75,000            0            646,875
James H. Ward                 0                0           0           35,000            0            269,375
Michael B. Glenn         10,000          161,250           0           35,000            0            269,375
Gary A. Wright                0                0           0           50,000            0           (523,317)
Robert K. Hill           10,000          161,250           0           35,000            0            269,375

------------------
(1) Represents the aggregate market value of shares at the time of exercise less the aggregate exercise price paid by the Named Executives.

(2) Values based on the difference between the closing market price of the Company's stock as of December 25, 1999 ($13.125) and the exercise price of the options.
 .............................................................................

PERSONNEL AND COMPENSATION COMMITTEE REPORT

The Personnel and Compensation Committee (the "Committee") of the Board of Directors has furnished the following report on executive compensation:

     During 1999, the Company maintained its compensation program in accordance with the following Committee goals:

     A.  Reasonable and appropriate base salaries, based upon job duties.

     B. Incentive compensation tied to Company objectives, including: (a) Return on Investment; (b) Progress on Performance 2002 objectives; and
         (c) Growth in Sales and Earnings.

     The Committee has determined that the following categories will best motivate Company executives to achieve the Company goals:

     Base Salaries. Annual base salaries are based on past and present corporate and individual performance, with reference to base salary data of similar-sized corporations and industry competitors so such salaries are generally competitive in the market place. Salary comparisons with peer group companies are reviewed and analyzed to account for differences in size and business complexity among peer companies.

     The Committee has complete discretion in determining base salary amounts (including the grant and amount of any annual discretionary incentive payments or stock option awards), regardless of whether corporate or individual performance goals are achieved. The Committee exercised this discretion in setting base salaries for 1999.

     Each year the Committee reviews, with the Chief Executive Officer, and approves, with such modifications as it may deem appropriate, an annual salary adjustment target for executives for the ensuing February 1 to January 31, based on current available survey data, cost of living factors and performance judgments as to the past and expected future contributions of the individual officers.

     Incentive Compensation. The Company relies heavily on annual incentive compensation to attract and retain Company officers and other key employees of outstanding abilities, and to motivate them to perform to the full extent of their abilities. The Company's incentive compensation system in 1999 focused on Return on Investment (ROI). For Messrs. Ward, Glenn and Hill, 1999 bonuses are based on the ROI of their respective operations, with adjustments to the bonus based on attainment of certain Company and Divisional goals. For Mr. Wright, bonus is based on the pretax operating profit of Shoffner Industries, L.L.C. which was the method utilized by Shoffner Industries prior to its acquisition by the Company in March of 1998. In addition, Mr. Wright, together with all Shoffner employees, is eligible for bonuses based on productivity. For Mr. Currie, incentive compensation is based entirely on the ROI of the Company as a whole.

     Chief Executive. The Committee annually reviews and establishes the discretionary component of the base salary of the Chief Executive Officer. His salary is based on comparable compensation data, the Committee's assessment of his past performance and its expectation as to his future contributions in leading the Company and its businesses. The Chief Executive Officer's base salary fell within the middle-range of the salaries of comparable executives. When compared with the peer group of the Company (as discussed under "Stock Performance Graph"), the Chief Executive Officer's base salary fell in the upper quartile of the peer group. The Committee has complete discretion in setting base salary for Mr. Currie (who does not have an employment agreement with the Company).

     The Chief Executive Officer's incentive bonus amount for 1999 was based upon performance determined under the Company's Performance Bonus Plan. The Chief Executive Officer's bonus for 1999 reflects the Company's overall performance, including record sales and record net earnings achieved in 1999, in spite of a slight decline in ROI.

      10

     Incentive Bonus Program. For fiscal 2000, the Company will continue to use the ROI based Performance Bonus Plan described above. By basing the individual's incentive compensation on the ROI generated by the profit center, the individual is rewarded for properly managing assets, increasing cash flow and obtaining higher net margins. A discretionary bonus component is available for salaried personnel at operations which have not yet hit the ROI target, but which demonstrate improvement over the previous year.

     For the Chief Executive and the other Named Executives, incentive compensation will be paid as provided in the Performance Bonus Plan, as approved by the Committee.

     The Company's policy is to pay all earned compensation regardless of whether it exceeds the One Million Dollar ($1,000,000.00) limitation on compensation deductions set forth in Section 162(m) of the Internal Revenue Code. To ensure the maximum tax deductibility for the Company, the Company received shareholder approval of its Performance Bonus Plan at its 1999 Annual Meeting of Shareholders.

     The Committee recognizes that as the strategic objectives of the Company are modified and refined, the compensation formulas must also be refined to maintain the direct correlation between individual compensation and Company performance.

This report has been furnished by the members of the Board of Directors' Personnel and Compensation Committee.

John W. Garside, Chairman
John C. Canepa
Richard M. DeVos

The report of the Personnel and Compensation Committee shall not be deemed incorporated by reference in any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PERFORMANCE GRAPHS. The following graph depicts the cumulative total return on the Company's Common Stock compared to the cumulative total return on the indices for The NASDAQ Stock Market(SM) (all U.S. companies) and an industry peer group selected by the Company. The graph assumes an investment of $100.00 on December 23, 1994 and reinvestment of dividends in all cases.
[COLD PEER GROUP LINE GRAPH]

                                                    UNIVERSAL FOREST           NASDAQ STOCK MARKET        SELF-DETERMINED PEER
                                                     PRODUCTS, INC.             (U.S. COMPANIES)                  GROUP
                                                    ----------------           -------------------        --------------------
12/23/94                                                    100                         100                         100
12/22/95                                                  150.9                       142.6                       102.5
12/24/96                                                  217.8                         176                       106.7
12/24/97                                                  208.6                       206.2                       110.8
12/24/98                                                  328.5                       300.3                         104
12/23/99                                                  216.6                       536.2                       127.7

                                       12/1994  12/1995  12/1996  12/1997  12/1998  12/1999
M Universal Forest Products, Inc.        100.0    150.9    217.8    208.6    328.5    216.6
O Nasdaq Stock Market (US Companies)     100.0    142.6    176.0    206.2    300.3    536.2
K Self-Determined Peer Group             100.0    102.5    106.7    110.8    104.0    127.7

The companies included in the Company's self-determined industry peer group are as follows:

Armstrong World Industries, Inc.                            Building Materials Holding Corp.
Georgia Pacific Corp.                                       Kevco Inc.
Louisiana Pacific Corp.                                     Patrick Industries Inc.
TJ International Inc.

The returns of each company included in the self-determined peer group are weighted according to each respective company's stock market capitalization at the beginning of each period presented in the graph above.
 ...............................................................................

      12

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Exchange Act requires directors, executive officers and greater than 10% beneficial owners to file reports of ownership and changes in ownership of shares of Common Stock with the Securities and Exchange Commission, and applicable regulations require them to furnish the Company with copies of all
Section 16(a) reports they file. Based solely upon review of the copies of such reports furnished to the Company, or written representations that no such reports were required, all Section 16(a) filing requirements applicable to the reporting persons were complied with, except for Mr. Hill and Mr. Ward who each filed one late Form 4 report covering one transaction each.

INDEPENDENT PUBLIC ACCOUNTANTS. Deloitte & Touche LLP, certified public accountants, have audited the financial statements of the Company and its subsidiaries for the fiscal year ended December 25, 1999, and management intends to recommend the reappointment of the firm of Deloitte & Touche LLP as independent auditors of the Company for the current fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will have an opportunity to make a statement and are expected to be able to respond to appropriate questions from the shareholders.

AVAILABILITY OF FORM 10-K. Shares of the Company's stock are traded under the symbol UFPI on The NASDAQ Stock Market(SM). The Company's 10-K Report filed with the Securities and Exchange Commission will be provided free of charge to any shareholder upon written request. Other significant financial information is available on the Company's web site at http://www.ufpinc.com. For more information, contact the Investor Relations Department, 2801 East Beltline NE, Grand Rapids, Michigan 49525.

SHAREHOLDER PROPOSALS. Shareholder proposals intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company no later than November 22, 2000, to be considered for inclusion in the proxy materials relating to that meeting. Proposals of shareholders should be addressed to the attention of Secretary, 2801 East Beltline NE, Grand Rapids, Michigan 49525. If the Company receives notice of a shareholder proposal after February 4, 2001, the persons named as proxies for the 2001 Annual Meeting of Shareholders will have discretionary voting authority to vote on that proposal at the meeting.

FUTURE PROXY SOLICITATION. The Company has expanded its use of the Internet to solicit proxies from its shareholders. As stated on the Notice of Annual Meeting, we will also accept voting by telephone or via electronic mail. If, in the future, you are interested in accepting proxy solicitations via the Internet, please visit our web site at http://www.ufpinc.com, and request to be put on our e-mail list by clicking on the "Information Request" icon.

By Order of the Board of Directors,

Matthew J. Missad, Secretary

March 21, 2000

--------------------------------------------------------------------------------

                        UNIVERSAL FOREST PRODUCTS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints William G. Currie and Matthew J. Missad as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Universal Forest Products, Inc. held of record by the undersigned on March 1, 2000 at the Annual Meeting of Shareholders to be held April 19, 2000, and at any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF SHAREHOLDERS
                        UNIVERSAL FOREST PRODUCTS, INC.

                                 APRIL 19, 2000







             \/ Please Detach and Mail in the Envelope Provided \/
    -------------------------------------------------------------------------

A [ X ]Please mark your
       votes as in this
       example.

                FOR the nominees          WITHHOLD
                listed at right           AUTHORITY
              (except as marked to  to vote for all nominees
               the contrary below)     listed at right
1. Directors to be    [  ]                   [  ]        NOMINEES: John W. Garside   This Proxy, when properly executed, will be
   Elected by                                                                        voted in the manner directed herein by the
   Holders of                                                      Peter F. Secchia  undersigned shareholder. If no direction is
   Common Stock                                                                      made, this Proxy will be voted FOR all nominees
                                                                                     listed in Proposal 1.

                                                                                     PLEASE DATE, SIGN AND RETURN PROMPTLY.
(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list at right.)


















SIGNATURE(S)                                                DATE:
      ------------------------------------------------      -------------
NOTE: Please sign exactly as name appears hereon.  When shares are given by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        UNIVERSAL FOREST PRODUCTS, INC.

                                 APRIL 19, 2000
                           -------------------------
                           PROXY VOTING INSTRUCTIONS
                           -------------------------
TO VOTE BY MAIL
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

TO VOTE BY INTERNET
PLEASE ACCESS THE WEB PAGE AT "WWW.VOTEPROXY.COM" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

YOUR CONTROL NUMBER IS   =>    [                       ]


                                      \/   Please Detach and Mail in the Envelope Provided \/
------------------------------------------------------------------------------------------------------------------------------------
A [X] Please mark your   --                                                                                                  |
      votes as in this  |                                                                                                    |
      example.                                                                                                                ---

             FOR the nominees          WITHHOLD
              listed at right          AUTHORITY
           (except as marked to  to vote for all nominees
            the contrary below)     listed at right

1. Directors to be  [    ]               [   ]   NOMINEES:   John W. Garside   This Proxy, when properly executed, will be voted
   elected by       [    ]               [   ]               Peter F. Secchia  in the manner directed herein by the undersigned
   holders of                                                                  shareholder.  If no direction is made, this Proxy
   Common Stock                                                                will be voted FOR all nominees listed in Proposal 1.


                                                                     PLEASE DATE, SIGN AND RETURN PROMPTLY.
(Instruction:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list at right.)










SIGNATURE(S)                                                          DATE:
            ---------------------------------------------------------      ---------------------------------------------------------
NOTE:  Please sign exactly as name appears hereon. When shares are given by joint tenants, both should sign. When signing as attorney, executor administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.